UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                             CHEVIOT FINANCIAL CORP.
               (Exact Name of Registrant as Specified in Charter)

            Federal                      0-50529                56-2423750
------------------------------       ------------------      ----------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                           45211
------------------------------------                       -------------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d) New Director.

     Effective July 1, 2005, the Board of Directors appointed Steven R. Hausfeld as a director, to fill the vacancy created by the retirement of Gerhard H. Hillman, which became effective June 30, 2005. A copy of the press release announcing Mr. Hausfeld's election is attached as Exhibit 99.1.

     Mr. Hausfeld is expected to serve as a member of the audit and nominating committees of the board of directors.

     There is no arrangement of understanding between Mr. Hausfeld and any other person pursuant to which Mr. Hausfeld was elected as director of the Company. There are no transactions in which Mr. Hausfeld has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01   OTHER EVENTS

     On July 1, 2005, the Company  issued a press  release,  attached as Exhibit
99.1 hereto, regarding the election of Mr. Hausfeld to the Company's board of directors. The release is hereby incorporated herein by the reference.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

            Exhibit No                         Description
            ----------                         -----------
            99.1                               Press release dated July 1, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CHEVIOT FINANCIAL CORP.



DATE: July 1, 2005                  By:     /s/ Thomas J. Linneman
                                            ----------------------
                                            Thomas J. Linneman
                                            President and Chief Executive
                                            Director and Officer

                                  EXHIBIT INDEX

         Exhibit No.       99.1                      Description
         -----------                                 -----------

          Press release of Cheviot Financial Corp., dated July 1, 2005, announcing the appointment of new director.

Contact: Thomas J. Linneman                              For immediate release
            513-661-0457



                  CHEVIOT FINANCIAL CORP. ANNOUNCES APPOINTMENT
                                 OF NEW DIRECTOR



CHEVIOT, OHIO June 29, 2005 - Cheviot Financial Corp. (Nasdaq: CHEV), the parent company of Cheviot Savings Bank, today announced that Steven R. Hausfeld, CPA has been appointed to the Board of Directors, effective July 1, 2005.

Mr. Hausfeld has operated a private accounting practice for a variety of small businesses since 1991.

Mr. Hausfeld is expected to serve as a member of the audit and nominating committees of the Board of Directors. He has been appointed to serve the remaining term of Gerhard Hillmann, who retired effective June 30, 2005.